                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 29, 2002


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-7882                       94-1692300
         --------                    ------                       ----------
(State or other jurisdiction       (Commission                 (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



            One AMD Place,
            P.O. Box 3453
        Sunnyvale, California                                     94088-3453
----------------------------------------                          ----------
(address of principal executive offices)                          (Zip Code)


Registrant's telephone number,                                    (408) 732-2400
        including area code:                                      --------------

Item 5.  Other Events.

     On January 29, 2002, AMD issued a press release which is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         No.     Exhibit
         --      -------
         99.1    Press Release dated January 29, 2002

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED MICRO DEVICES, INC.



Date:  January 30, 2002               By: /s/ Robert J. Rivet
                                          --------------------------------------
                                          Robert J. Rivet
                                          Senior Vice President, Chief Financial
                                          Officer

EXHIBIT INDEX

No.     Exhibit
--      -------
99.1    Press Release dated January 29, 2002